UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2022
SLEEP NUMBER CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

000-25121	41-1597886
(Commission File Number)	(IRS Employer Identification No.)

1001 Third Avenue South, Minneapolis, MN  55404
(Address of principal executive offices) (Zip Code)
(763) 551-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNBR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On October 26, 2022, Sleep Number Corporation, a Minnesota corporation (“Sleep Number”), entered into an Eighth Amendment (the “Eighth Amendment”) amending and supplementing the Amended and Restated Credit and Security Agreement, dated as of February 14, 2018 (as amended, supplemented or otherwise modified from time to time, including by the Eighth Amendment, the “Credit Agreement”), among U.S. Bank National Association (“U.S. Bank”), as Administrative Agent, Swing Line Lender and Issuing Lender, and certain other financial institutions party thereto.

The Eighth Amendment, among other things, (a) provides relief from the requirement that the net leverage ratio not exceed 3.75 to 1.00 for certain corporate actions including Permitted Capital Distributions for Performance or Taxes (as defined in the Credit Agreement) and certain acquisition activity; (b) increases the permissible net leverage ratio to 5.00 to 1.00 for the three consecutive quarterly reporting periods ending July 1, 2023; (c) increases the commitment fee rate to 50 basis points and the margin applicable to interest rates for all borrowings by an additional 50 basis points, in each case if the net leverage ratio is greater than or equal to 4.50 to 1.00; and (d) replaces the option to borrow at an interest rate based on LIBOR to one based on a Term SOFR Rate. The Term SOFR Rate equals the sum of (x) the Term SOFR Screen Rate (as defined in the Credit Agreement) for the applicable interest period (but in no event less than zero), plus (y) 0.10%, plus (z) the margin based on Sleep Number’s net leverage ratio. A fee for the amendment is payable to the lenders in an amount equal to 7.5 basis points multiplied by the sum of the Revolving Credit Commitment and the outstanding amount of Term Loans (as each is defined in the Credit Agreement).

The foregoing description of the Eighth Amendment is qualified in its entirety by reference to the complete terms of the Eighth Amendment, which Sleep Number will file as an exhibit to its next Quarterly Report on Form 10-Q.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On October 26, 2022, Sleep Number issued a press release announcing results for the fiscal third quarter ended October 1, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information under Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated October 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEP NUMBER CORPORATION
(Registrant)

Dated: October 26, 2022	By:	/s/ Samuel R. Hellfeld
	Name:	Samuel R. Hellfeld
	Title:	Executive Vice President, Chief Legal and Risk Officer